           ----------------------------------------------------------

                           MASTER ADMINISTRATOR REPORT

                              NAFCO AUTO TRUST - 2

                    For the August 20, 1996 Distribution Date

                    For the period beginning on July 1, 1996
                 and ending on July 31, 1996 (the "Due Period")

           ----------------------------------------------------------


     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is August 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               July 1, 1996 was .................................      .69950642
                                                                  --------------

          (b)  The Pool Factor with respect to
               July 31, 1996 was ................................      .66434250
                                                                  --------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period)

          (a)  The Investor Certificate Principal
               Balance as of July 1, 1996
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was ........................... $26,023,737.18
                                                                  --------------

          (b)  The Seller Certificate Principal
               Balance as of July 1, 1996 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was ........................................  $2,962,769.68
                                                                   -------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .........................          2.17%
                                                                   -------------

          (b)  The Three Month Delinquency Ratio is .............          2.36%
                                                                   -------------

          (c)  The Gross Loss Ratio is ..........................         17.54%
                                                                   -------------

          (d)  The Three Month Gross Loss Ratio is ..............         18.81%
                                                                   -------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) ............................................         19.73%
                                                                   -------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is ...............         10.00%
                                                                   -------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes S50,793.32 of claims which are currently in dispute. Such disputed claims represent 3.45% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is .............................  $  111,627.39
                                                                   -------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is .............................  $     -0-
                                                                   -------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is ......................  $  111,627.39
                                                                   -------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is ..........................................  $     -0-
                                                                   -------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ...................................  $     -0-
                                                                   -------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is ...........  $     -0-
                                                                   -------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ..............  $   30,375.36
                                                                   -------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is ..........................  $     -0-
                                                                   -------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is ...........  $   30,375.36
                                                                   -------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period ..........  $  951,370.62
                                                                   -------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible ..........  $   67,454.26
                                                                   -------------
               (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date .................  $     -0-
                                                                   -------------
               (iv) The Insurance Reserve Amount as of
                    the end of the Due Period
                    is ..........................................  $  883,916.36
                                                                   -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is ..............  $2,602,373.72
                                                                   -------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is ..............  $2,162,661.79
                                                                   -------------

               (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is ................  $   97,988.01
                                                                   -------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is ..............  $2,260,649.80
                                                                   -------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is ....................................  $3,144,566.16
                                                                   -------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ............  $1,919,216.99
                                                                   -------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was ...........................  $  100,660.15
                                                                   -------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was .........................  $   21,951.14
                                                                   -------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ............  $2,041,828.28
                                                                   -------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was .......................  $     -0-
                                                                   -------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is ...............  $2,041,828.28
                                                                   -------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is .....................  $  111,627.39
                                                                   -------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is .............................  $     -0-
                                                                   -------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is .....................  $   30,375.36
                                                                   -------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ..........  $  151,805.13
                                                                   -------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is ..................  $1,308,203.28
                                                                   -------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is ......  $1,460,008.41
                                                                   -------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ...........  $   17,282.82
                                                                   -------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is ........  $  216,599.25
                                                                   -------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is ......................  $   97,988.01
                                                                   -------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is ....................  $  107,947.03
                                                                   -------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is ...........  $     -0-
                                                                   -------------

          (1)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is .............  $  233,882.07
                                                                   -------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance
               as of July 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was ................. $24,715,533.90
                                                                   -------------

          (b)  The Seller Certificate Principal
               Balance as of July 31,1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was ................... $ 2,740,170.43
                                                                   -------------


     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of August 1996.


                                        NAFCO INC.
                                          as Master Administrator



                                        By:  /s/Scott Drath
                                             -------------------------
                                        Name:     Scott Drath
                                        Title:    Vice President

                                     ANNEX A

                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996

      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

1. Aggregate Principal Balance of the Auto Loans.

      As of July 31, 1996 [the close of business on the last day of the Due Period]

            Number of Days       Number of            Aggregate Principal
              Delinquent         Auto Loans          Balance of Auto Loans
            -------------        ----------          ---------------------

            current (0-29)           2,204               $23,144,133
               30 - 59                 241                 2,779,389
               60 - 89                  75                   914,445
               90 - 120                 60                   674,535
               over 120                329                 2,757,549
                                     -----               -----------
            Totals:                  2,909               $30,270,051
                                     =====

            Aggregate Principal Balance of Defaulted
             Auto Loans at July 31, 1996                  (2,808,347)
                                                        ------------
            Aggregate Principal Balance allocable
             to Certificateholders                      $ 27,461,704
                                                        ============

2. Total Amounts Collected during the Due
   Period and Deposited into the Collection Account.


      (a)   The total amount of Payments collected on
            the Auto Loans and deposited into the
            Collection Account for the Due Period was .........  $ 1,503,142.11
                                                                 --------------
      (b)   The total amount of Recoveries on Defaulted
            Auto Loans collected on the Auto Loans and
            deposited into the Collection Account for
            the Due Period was ................................  $   341,333.74
                                                                 --------------
      (c)   The total amounts collected on the Auto
            Loans and deposited into the Collection
            Account for the Due Period was [a+b] ..............  $ 1,844,475.85
                                                                 --------------

3. Defaulted Auto Loans.

      Auto Loans that became Defaulted Auto Loans during the Due Period:

            Number of            Aggregate Principal
           Auto Loans           Balance of Auto Loans
           ----------           ---------------------

               37                   $449,750.47

4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

              The Certificate Rate is 7%.


      (a)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes interest on the Investor
            Certificates at the Certificate Rate,
            including any Shortfall so allocable stated
            on the basis of $1,000 Initial Principal
            Amount is .........................................  $  4.080454
                                                                 -----------
      (b)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes payments in reduction of
            principal with respect to the Investor
            Certificate on the basis of $1,000 Initial
            Principal Amount is ...............................  $ 35.163919
                                                                 -----------
      (c)   The total amount of the distribution to be
            made on such Distribution Date to the
            Investor Certificateholders on the basis of
            $1,000 Initial Principal Amount is ................  $ 39.244373
                                                                 -----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996

      Calculation of Required Cash Reserve Amount as of the August 20, 1996 Distribution Date.

      (i)   The Investor Certificate Principal Balance equals $26,023,737.18.

      (ii)  Required Reserve Percentage equals 10%.

      (iii) The Required Cash Reserve Amount equals (the product of (i) and
            (ii)) $2,602,373.72

      For purposes of this Annex C, the following term shall have the following meaning:

      "Required Reserve Percentage" means:

      (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

      (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

      (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided. however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

      (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 18%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Cross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

      (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

      (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

           ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2


                  For the September 20, 1996 Distribution Date

                   For the period beginning on August 1, 1996
                and ending on August 31, 1996 (the "Due Period")

           ---------------------------------------------------------

      The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is September 17, 1996.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to
                  August 1, 1996 was ...............................  .66434250
                                                                      ---------
            (b)   The Pool Factor with respect to
                  August 31, 1996 was ..............................  .63727515
                                                                      ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

      (a)   The Investor Certificate Principal Balance
            as of August 1, 1996 (after giving effect
            to the disbursements in reduction of
            principal, if any, on the immediately
            preceding Distribution Date) was ..................  $24,715,533.90
                                                                 --------------

      (b)   The Seller Certificate Principal Balance as
            of August 1, 1996 (after giving effect to
            the disbursements in reduction of
            principal, if any, on the immediately
            preceding Distribution Date) was ..................  $ 2,746,170.43
                                                                 --------------
      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is ....................           2.27%
                                                                 --------------

            (b)   The Three Month Delinquency Ratio is ........           2.38%
                                                                 --------------

            (c)   The Gross Loss Ratio is .....................          15.48%
                                                                 --------------

            (d)   The Three Month Gross Loss Ratio is .........          17.75%
                                                                 --------------

            (e)   The percentage of eligible claims on
                  the ALPI policy not paid in a timely
                  manner is(*) ................................          17.75%
                                                                 --------------

            (f)   A Reserve Requirement Event has
                  occurred and is continuing.

            (g)   The Required Reserve Percentage is ..........          10.00%
                                                                 --------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,311.32 of claims which are currently in dispute. Such disputed claims represent 2.80% of all eligible claims.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to
                  the Servicer on the related
                  Distribution Date is ........................  $ 104,743.96
                                                                 ------------
            (b)   The amount of accrued and unpaid
                  Monthly Servicing Fees in respect of
                  prior Due Periods is ........................  $    -0-
                                                                 ------------
            (c)   The total Monthly Servicing Fee paid
                  or payable to the Servicer in respect
                  of such Due Period [a+b] is .................  $ 104,743.96
                                                                 ------------
      9.    Aggregate Monthly Subrogation Amount.

      (a)   The Monthly Subrogation Amount owing on the
            related Distribution Date is ......................  $    -0-
                                                                 ------------

            (b)   The amount of accrued and unpaid
                  Monthly Subrogation Amount in respect
                  of prior Due Periods is .....................  $    -0-
                                                                 -------------

            (c)   The total Monthly Subrogation Amount
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a+b] is .............................  $    -0-
                                                                 -------------

      10.   Aggregate Month]v Administrator Fee.

            (a)   The Monthly Administrator Fee owing
                  on the related Distribution Date is .........  $   29,715.37
                                                                 -------------

            (b)   The amount of accrued and unpaid
                  Monthly Administrator Fees in respect
                  of prior Due Periods is .....................  $    -0-
                                                                 -------------

            (c)   The total Monthly Administrator Fee
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a+b] is .............................  $   29,715.37
                                                                 -------------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The
                  Insurance Deductible

                  (i)   The Insurance Reserve Amount as
                        of the first day of the Due
                        Period ................................  $  883,916.36
                                                                 -------------

                  (ii)  The aggregate amount to be
                        withdrawn from the Insurance
                        Reserve Amount, deposited into
                        the Collection Account and
                        applied against the aggregate
                        amount of the Insurance
                        Deductible. ...........................  $  163,803.49
                                                                 -------------

                  (iii) The aggregate amount of Monthly
                        Subrogation Amount to be
                        deposited into the Insurance
                        Reserve Amount on the related
                        Deposit Date ..........................  $    -0-
                                                                 -------------

                  (iv)  The Insurance Reserve Amount as
                        of the end of the Due Period is .......  $  720,112.87
                                                                 -------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve
                        Amount (assuming all
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ..............................  $2,471,553.39
                                                                 -------------

                  (ii)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date (prior to
                        any withdrawals or deposits to
                        be made with respect to the
                        current Distribution Date are
                        made) is ..............................  $2,260,649.80
                                                                 -------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available
                        Cash Reserve Amount with
                        respect to the current
                        Distribution Date is ..................  $  210,903.59
                                                                 -------------

                  (iv)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date (after any
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ..............................  $2,471,553.39
                                                                 -------------

            (c)   The total Cash Reserve Account as of
                  the end of the Due Period (after
                  giving effect to the deposits and
                  withdrawals in (a) and (b) above) is ........  $3,191,666.26
                                                                 -------------

      12.   Available Funds.


            (a)   The amount of Available Funds with
                  respect to the related Due Period was .......  $1,649,479.68
                                                                 -------------

            (b)   The amount of Available Funds with
                  respect to the immediately preceding
                  Due Period that were retained in the
                  Collection Account was ......................  $  107,947.03
                                                                 -------------

            (c)   Interest earned on and retained in
                  the Collection Account for the Due
                  Period and interest earned on the
                  Cash Reserve Account and transferred
                  to the Collection Account for the Due
                  Period on the related Deposit Date
                  was .........................................  $   21,255.66
                                                                 -------------

            (d)   Total distributable funds with
                  respect to the related Due Period
                  [a+b+c] was .................................  $1,778,682.37
                                                                 -------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during
                  the related Due Period was ..................  $    -0-
                                                                 -------------

            (f)   The amount of Available Funds and
                  interest earned on the Collection
                  Account remaining after the purchase
                  of additional Auto Loans with respect
                  to the related Due Period [d-e] is ..........  $1,778,682.37
                                                                 -------------

      13.   Disbursements to be made on the related
            Distribution Date. The Certificate Rate is
            7.00%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the
                  Servicer on such Distribution Date is .......  $  104,743.96
                                                                 -------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such
                  Distribution date is ........................  $    -0-
                                                                 -------------

            (c)   The amount of the Monthly
                  Administrator Fee to be paid to the
                  Master Administrator on such
                  Distribution Date is ........................  $   29,715.37
                                                                 -------------

            (d)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Investor Certificates
                  at the Certificate Rate, including
                  any Shortfall so allocable is ...............  $  144,173.95
                                                                 -------------

            (e)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  payments in reduction of principal
                  with respect to the Investor
                  Certificates is .............................  $1,006,986.56
                                                                 -------------

            (f)   The total amount of the distribution
                  to be made on such Distribution Date
                  to the Investor Certificateholders [d+e]
                  is ..........................................  $1,151,160.51
                                                                 -------------

            (g)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Seller Certificate at
                  the Certificate Rate is .....................  $   16,019.33
                                                                 -------------

            (h)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes a
                  reduction of principal with respect
                  to the Seller Certificate is ................  $  111,887.39
                                                                 -------------

            (i)   The amount to be deposited
                  (withdrawn) to the Cash Reserve
                  Account is ..................................  $  210,903.59
                                                                 -------------

            (j)   The amount to be retained in the
                  Collection Account with respect to
                  the Partial Payment Amount is ..............  $   115,765.11
                                                                --------------

            (k)   The amount to be disbursed to the
                  Seller Certificateholder (other than
                  the amounts referred to in (g) and
                  (h)) is ....................................  $    38,487.11
                                                                --------------

            (l)   The total amount of the distribution
                  to be made to the Seller
                  Certificateholders [g+h+k] is ..............  $   166,393.83
                                                                --------------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal
                  Balance as of August 31, 1996 (after
                  giving effect to the disbursements m
                  reduction of principal, if any, on
                  the immediately preceding
                  Distribution Date) was .....................  $23,708,547.34
                                                                --------------

            (b)   The Seller Certificate Principal
                  Balance as of August 31,1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any, on
                  the related Distribution Date) was .........  $ 2,634,283.04
                                                                --------------

      15. Events of Administrator Termination. No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both {except as disclosed on the attached Annex A].

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of September 1996.


                                    NAFCO INC
                                     as Master Administrator



                                    By: /s/ Scott Drath
                                       ----------------------------
                                      Name: Scott Drath
                                      Title: Vice President

                                     ANNEX A

                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996


      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:



1.    Aggregate Principal Balance of the Auto Loans.

      As of August 31, 1996 [the close of business on the last day of the Due Period]

       Number of Days          Number of                Aggregate Principal
         Delinquent            Auto Loans               Balance of Auto Loans
       --------------          ----------               ---------------------

       current (0-29)            2,137                     $ 21,994,384
         30 - 59                   244                        2,768,657
         60 - 89                    68                          816,943
         90 - 120                   56                          679,693
         over 120                  352                        2,829,187
                                 -----                     ------------
       Totals:                   2,857                     $ 29,088,864
                                 =====

       Aggregate Principal Balance of Defaulted
       Auto Loans at August 31, 1996                         (2,746,033)
                                                           ------------
       Aggregate Principal Balance allocable
       to Certificateholders                               $ 26,342,830
                                                           ============

2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

      (a)   The total amount of Payments collected on
            the Auto Loans and deposited into the
            Collection Account for the Due Period was .........  $  1,177,898.09
                                                                 ---------------

      (b)   The total amount of Recoveries on Defaulted
            Auto Loans collected on the Auto Loans and
            deposited into the Collection Account for
            the Due Period was ................................       299,960.02
                                                                 ---------------

      (c)   The total amounts collected on the Auto
            Loans and deposited into the Collection
            Account for the Due Period was [a + b] ............     1,477,858.11
                                                                 ---------------

3.    Defaulted Auto Loans.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                    Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                     32                           $ 374,761.38

4.    The information specified in item 13(d) through
      (f) stated on the basis of $1,000 Initial
      Principal Amount.
               The Certificate Rate is 7%.

(a)   The amount of the aggregate distribution to be
      made on such Distribution Date which constitutes
      interest on the Investor Certificates at the
      Certificate Rate, including any Shortfall so
      allocable stated on the basis of $1,000 Initial
      Principal Amount is .........................................   $ 3.875331
                                                                      ----------

(b)   The amount of the aggregate distribution to be
      made on such Distribution Date which constitutes
      payments in reduction of principal with respect
      to the Investor Certificate on the basis of
      $1,000 Initial Principal Amount is ..........................   $27.067348
                                                                      ----------

(c)   The total amount of the distribution to be made
      on such Distribution Date to the Investor
      Certificateholders on the basis of $1,000 Initial
      Principal Amount is .........................................   $30.942679
                                                                      ----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996

      Calculation of Required Cash Reserve Amount as of the September 20, 1996 Distribution Date.

      (i)   The Investor Certificate Principal Balance equals 24,715,533.90.

      (ii)  Required Reserve Percentage equals 10%.

      (iii) The Required Cash Reserve Amount equals (the product of (i) and
            (ii)) $2,471,553.39

      For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

      (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

      (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"). the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided. however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

      (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due
            Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

      (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required
            Reserve Percentage on each succeeding Payment
            Date shall be 10%; provided, however; that if, for any Due Period following the third Due
            Period following the occurrence of the Loss
            Test, the Three Month Gross Ratio is less than
            18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another
            Test occurs;

      (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

      (f) if 20% of more of ehoiNe claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

--------------------------------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the October 21, 1996 Distribution Date

                  For the period beginning on September 1, 1996
              and ending on September 30, 1996 (the "Due Period")

--------------------------------------------------------------------------------

      The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.    The undersigned is an Officer of the Master Administrator.

      4.    The date of this Report is October 17, 1996.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to
                  September 1, 1996 was .............................. .63727515
                                                                       ---------

            (b)   The Pool Factor with respect to
                  September 30, 1996 was ............................. .60406362
                                                                       ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal
                  Balance as of September 1, 1996
                  (after giving effect to the
                  disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was .............  $23,708,547.34
                                                                  --------------

            (b)   The Seller Certificate Principal
                  Balance as of September 1, 1996
                  (after giving effect to the
                  disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was .............  $ 2,634,283.04
                                                                  --------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is .....................           2.28%
                                                                  --------------

            (b)   The Three Month Delinquency Ratio is .........           2.24%
                                                                  --------------

            (c)   The Gross Loss Ratio is ......................          22.55%
                                                                  --------------

            (d)   The Three Month Gross Loss Ratio is ..........          18.46%
                                                                  --------------

            (e)   The percentage of eligible claims on
                  the ALPI policy not paid in a timely
                  manner is(*) .................................          17.90%
                                                                  --------------


            (f)   A Reserve Requirement Event has
                  occurred and is continuing.

            (g)   The Required Reserve Percentage is ...........          10.00%
                                                                  --------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 claims which are currently in dispute. Such disputed claims represent 2.6% of all eligible claims.

         8.       Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to
                  the Servicer on the related
                  Distribution Date is .........................  $    95,669.23
                                                                  --------------

            (b)   The amount of accrued and unpaid
                  Monthly Servicing Fees in respect of
                  prior Due Periods is .........................  $       -0-
                                                                  --------------

            (c)   The total Monthly Servicing Fee paid
                  or payable to the Servicer in respect
                  of such Due Period [a+b] is ..................  $    95,669.23
                                                                  --------------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing
                  on the related Distribution Date is ..........  $      -0-
                                                                  --------------

            (b)   The amount of accrued and unpaid
                  Monthly Subrogation Amount in respect
                  of prior Due Periods is ......................  $      -0-
                                                                  --------------

            (c)   The total Monthly Subrogation Amount
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a+b] is ..............................  $       -0-
                                                                  --------------

10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing
                  on the related Distribution Date is ..........  $    27,665.48
                                                                  --------------

            (b)   The amount of accrued and unpaid
                  Monthly Administrator Fees in respect
                  of prior Due Periods is ......................  $       -0-
                                                                  --------------

            (c)   The total Monthly Administrator Fee
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a+b] is ..............................  $    27,665.48
                                                                  --------------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The
                  Insurance Deductible

                  (i)   The Insurance Reserve Amount as
                        of the first day of the Due
                        Period .................................  $   720,112.87
                                                                  --------------

                  (ii)  The aggregate amount to be
                        withdrawn from the Insurance
                        Reserve Amount, deposited into
                        the Collection Account and
                        applied against the aggregate
                        amount of the Insurance
                        Deductible .............................  $   143,124.78
                                                                  --------------

                  (iii) The aggregate amount of Monthly
                        Subrogation Amount to be
                        deposited into the Insurance
                        Reserve Amount on the related
                        Deposit Date ...........................  $        -0-
                                                                  --------------

                  (iv)  The Insurance Reserve Amount as
                        of the end of the Due Period is ........  $   576,988.09
                                                                  --------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve
                        Amount (assuming all
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ................................ $ 2,370,854.73
                                                                  --------------

                  (ii)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date prior to
                        any withdrawals or deposits to
                        be made with respect to the
                        current Distribution Date are
                        made) is ............................... $  2,471,553.39
                                                                 ---------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available
                        Cash Reserve Amount with
                        respect to the current
                        Distribution Date is ................... $  (100,698.66)
                                                                 ---------------

                  (iv)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date (after any
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ............................... $  2,370,854.73
                                                                 ---------------

            (c)   The total Cash Reserve Account as of
                  the end of the Due Period (after
                  giving effect to the deposits and
                  withdrawals in (a) and (b) above) is ......... $  2,947,842.82
                                                                 ---------------

12.   Available Funds.

            (a)   The amount of Available Funds with
                  respect to the related Due Period was ........ $  1,558,891.94
                                                                 ---------------

            (b)   The amount of Available Funds with
                  respect to the immediately preceding
                  Due Period that were retained in the
                  Collection Account was ....................... $    115,765.11
                                                                 ---------------

            (c)   Interest earned on and retained in
                  the Collection Account for the Due
                  Period and interest earned on the
                  Cash Reserve Account and transferred
                  to the Collection Account for the Due
                  Period on the related Deposit Date
                  was .......................................... $     20,071.95
                                                                 ---------------

            (d)   Total distributable funds with
                  respect to the related Due Period
                  [a+b+c] was .................................. $  1,694,729.00
                                                                 ---------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during
                  the related Due Period was ................... $         -0-
                                                                 ---------------

            (f)   The amount of Available Funds and
                  interest earned on the Collection
                  Account remaining after the purchase
                  of additional Auto Loans with respect
                  to the related Due Period [d-e] is ........... $  1,694,729.00
                                                                 ---------------

13.   Disbursements to be made on the related
      Distribution Date. The Certificate Rate is 7.00%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the
                  Servicer on such Distribution Date is ........ $     95,669.23
                                                                 ---------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such
                  Distribution date is ......................... $         -0-
                                                                 ---------------

            (c)   The amount of the Monthly
                  Administrator Fee to be paid to the
                  Master Administrator on such
                  Distribution Date is ......................... $     27,665.48
                                                                 ---------------

            (d)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Investor Certificates
                  at the Certificate Rate, including
                  any Shortfall so allocable is ................ $    138,299.86
                                                                 ---------------

            (e)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  payments in reduction of principal
                  with respect to the Investor
                  Certificates is .............................. $  1,235,568.44
                                                                 ---------------

            (f)   The total amount of the distribution
                  to be made on such Distribution Date
                  to the Investor Certificateholders
                  [d+e] is ..................................... $  1,373,868.30
                                                                 ---------------

            (g)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Seller Certificate at
                  the Certificate Rate is ...................... $     15,366.65
                                                                 ---------------

            (h)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes a
                  reduction of principal with respect
                  to the Seller Certificate is ................. $    137,285.38
                                                                 ---------------

            (i)   The amount to be deposited
                  (withdrawn) to the Cash Reserve
                  Account is ................................... $  (100,698.66)
                                                                 ---------------

            (j)   The amount to be retained in the
                  Collection Account with respect to
                  the Partial Payment Amount is ................ $    116,070.25
                                                                 ---------------

            (k)   The amount to be disbursed to the
                  Seller Certificateholder (other than
                  the amounts referred to in (g) and
                  (h)) is ...................................... $     29,502.37
                                                                 ---------------

            (1)   The total amount of the distribution
                  to be made to the Seller
                  Certificateholders [g+h+k] is ................ $    182,154.40
                                                                 ---------------

      14.   Investor and Seller Certificate Principal
            Balance (end of Due Period).

            (a)   The Investor Certificate Principal
                  Balance as of September 30, 1996
                  (after giving effect to the
                  disbursements in reduction of
                  principal, if any, on the immediately
                  preceding Distribution Date) was ............. $ 22,472,978.90
                                                                 ---------------

            (b)   The Seller Certificate Principal
                  Balance as of August 31, 1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any. on
                  the related Distribution Date) was ........... $  2,496,997.66
                                                                 ---------------

15.   Events of Administrator Termination.

      No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator
      Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of October 1996.

                                   NAFCO INC.
                                    as Master Administrator


                                   By: /s/ Scott Drath
                                      ----------------------------
                                    Name:  Scott Drath
                                    Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED October 17, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED October 17, 1996


      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

1.    Aggregate Principal Balance of the Auto Loans.


            As of September 30, 1996 [the close of business on the last day of the Due Period]

       Number of Days          Number of                Aggregate Principal
         Delinquent            Auto Loans               Balance of Auto Loans
       --------------          ----------               ---------------------

       current (0-29)            2.000                     $ 20,191,626
         30 - 59                   293                        3.197,616
         60 - 89                    70                          803,528
         90 - 120                   52                          616,972
         over 120                  378                        3,117,586
                                 -----                     ------------
       Totals:                   2,793                     $ 27,927,328
                                 =====

       Aggregate Principal Balance of Defaulted
       Loans at September 30, 1996                           (2,957,351)
                                                           ------------
       Aggregate Principal Balance allocable to
       Certificateholders                                  $ 24,969,977
                                                           ============

2.    Total Amounts Collected during the Due Period and
      Deposited into the Collection account.

      (a)   The total amount of Payments collected on
            the Auto Loans and deposited into the
            Collection Account for the Due Period was .......... $  1,203,878.43
                                                                 ---------------

      (b)   The total amount of Recoveries on Defaulted
            Auto Loans collected on the Auto Loans and
            deposited into the Collection Account for
            the Due Period was ................................. $    241,045.35
                                                                 ---------------

      (c)   The total amounts collected on the Auto
            Loans and deposited into the Collection
            Account for the Due Period was [a+b] ............... $  1,444,923.78
                                                                 ---------------

3.    Defaulted Auto Loans .

      Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                    Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                     52                            $564,060.48

4.    The information specified in item 13(d) through
      (f) stated on the basis of $1,000 Initial
      Principal Amount.
                   The Certificate Rate is 7%.

      (a)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes interest on the Investor
            Certificates at the Certificate Rate,
            including any Shortfall so allocable stated
            on the basis of $1,000 Initial Principal
            Amount is .......................................... $      3.717438
                                                                 ---------------

      (b)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes payments in reduction of
            principal with respect to the Investor
            Certificate on the basis of $1,000 Initial
            Principal Amount is ................................ $     33.211527
                                                                 ---------------

      (c)   The total amount of the distribution to be
            made on such Distribution Date to the
            Investor Certificateholders on the basis of
            $1 .000 Initial Principal Amount is ................ $     36.928965
                                                                 ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED October 17, 1996

      Calculation of Required Cash Reserve Amount as of the October 21, 1996 Distribution Date.

      (i)   The Investor Certificate Principal Balance equals $23,708,547.34.

      (ii)  Required Reserve Percentage equals 10%.

      (iii) The Required Cash Reserve Amount equals (the product of (i) and
            (ii)) $2,370,854.73

      For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

      (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%:

      (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month
            Delinquency Test"), the Required Reserve
            Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due
            Period following the occurrence of a Three
            Month Delinquency Test, the Three Month
            Delinquency Ratio is less than 4% (a "Three
            Month Delinquency Cure"), the provisions of this clause (0) shall no longer apply until another Three Month Delinquency Test occurs:

      (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the
            Required Reserve Percentage on each
            succeeding Payment Date shall be 10%;
            provided, however, that if, for any Due
            Period following the third Due Period
            following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

      (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required
            Reserve Percentage on each succeeding
            Payment Date shall be 10%; provided,
            however, that if, for any Due Period
            following the third Due Period following the occurrence of the Loss Test, the Three
            Month Gross Ratio is less than 18% (a "Loss
            Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

      (e)   if the Three-Month Gross Loss Ratio for any
            Due Period exceeds 14.5% (a "Three Month
            Loss Test"), the Required Reserve
            Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
            Gross Loss Ratio is less than 14.5% (a
            "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

      (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve
            Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.